UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
February 18, 2011

All State Properties Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

                         Nevada

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     (State or Other Jurisdiction of Incorporation)

         000-12895                         32-0252180

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(Commission File Number)     (IRS Employer Identification No.)

2333 Alexandria Drive,

Lexington, Kentucky  40504
(Address of Principal Executive Offices) (Zip Code)

(859) 514-6717
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate," "plan," "intend" and "expect" and similar expressions as they relate to All State Properties Holdings, Inc., or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, unexpected changes in market conditions, volatility in the commodities markets, and the ability to successfully reach agreement on acquisition terms. Except as required by the Federal Securities laws, the Company does not undertake any obligation to release publicly, any revisions to any forward-looking statements.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 18, 2011, Lucas Hamilton was re-appointed to the board of directors as Director, and as President and Secretary of the Company.   As well, Francis Zubrowski resigned from his position as an Officer and Director of the Company on February 18, 2011. Within the next few days, the Company will file with the Securities and Exchange Commission (the “SEC”) and an information statement prepared in accordance with SEC rule 14f-1, containing information about Mr. Hamilton. Ten days after the information statement is available to the shareholders of record, Mr. Hamilton will take office on the Board. Mr. Hamilton’s appointment as an officer was effective immediately.

Set forth below is certain biographical information regarding the New Director and Officer:

Robert L. Hamilton:  Director, President and Secretary of the Company.

Robert L. Hamilton is a co-founder of EnergyOne Technologies, Inc.  EnergyOne I s a green energy company focused on helping to create a more efficient power grid.  Hamilton studied architecture for two years primarily focusing on green design and technologies. Hamilton later went on to pursue a degree in Finance at the University of Kentucky. In 2008 Hamilton started financial consulting for oil, gas, and coal companies. In 2009 Hamilton co-founded EnergyOne Technologies.

Attached as Exhibit 5.1 is a copy of the Resignation of Francis Zubrowski.

Item 8.01.  Other Events.

On September 21, 2010, the Company issued a press release entitled “A “greener” future for All State Properties Holdings, Inc. ”  A copy of the press release is attached as Exhibit 8.1, and incorporated herein by reference.

On October 20, 2010, the Company issued a press release entitled “EnergyOne Technologies Signs LOI with Canyon Lake Market to Install Photovoltaic Solar Panels and Energy Storage System”  A copy of the press release is attached as Exhibit 8.2, and incorporated herein by reference.

On November 20, 2010, the Company issued a press release entitled “EnergyOne Technologies signs LOI with Prime Technologies, Inc. ”  A copy of the press release is attached as Exhibit 8.3, and incorporated herein by reference.

On December 2, 2010, the Company issued a press release entitled “EnergyOne Technologies Announces First Provisional Patent Filing”  A copy of the press release is attached as Exhibit 8.4, and incorporated herein by reference.

On February 7, 2011 the Company issued a press release entitled “EnergyOne Technologies Forms Strategic Alliance with Shorebreak Energy Developers ”  A copy of the press release is attached as Exhibit 8.5, and incorporated herein by reference.

On February 9, 2011 the Company issued a press release entitled “EnergyOne Technologies Forms Strategic Alliance with Shorebreak Energy Developers ”  A copy of the press release is attached as Exhibit 8.6, and incorporated herein by reference.

On February 18, 2011 the Company issued a press release entitled “EnergyOne Technologies Signs Letter of Intent to Build Two - .5 Megawatt Solar Stations ”  A copy of the press release is attached as Exhibit 8.7, and incorporated herein by reference.

Item 9.01.

(d)	Exhibits.

Exhibit No.	Description

5.1	Resignation of Francis Zubrowski, dated February 18, 2011
8.1	Press Release of Registrant, Dated September 21, 2010
8.2	Press Release of Registrant, Dated October 20, 2010
8.3	Press Release of Registrant, Dated November 20, 2010
8.4	Press Release of Registrant, Dated December 2 20, 2010
8.5	Press Release of Registrant, Dated February 7, 2011
8.6	Press Release of Registrant, Dated February 9, 2011
8.7	Press Release of Registrant, Dated February 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

All State Properties Holdings, Inc.

Date: February 24, 2011	By:	/s/ Lucas Hamilton
President and Secretary